Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT FOF 2002
Pursuant to 18 U.S.C. §1350, I, Richard A. Passov, hereby certify that, to the best of my knowledge, the Annual Report on Form 10-K of Zoetis, Inc. for the year ended December 31, 2012 (the “Report”) (1) fully complies with Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Zoetis, Inc.

March 28, 2013	By:	/S/ RICHARD A. PASSOV
Richard A. Passov
Chief Financial Officer